UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2012

GUESS?, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-11893	95-3679695
(Commission File Number)	(IRS Employer Identification No.)

1444 S. Alameda Street Los Angeles, California 90021

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (213) 765-3100

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

As originally described in a Current Report on Form 8-K dated July 6, 2011, Guess?, Inc., a Delaware corporation (the “Company”), is a party to a Credit Agreement, dated as of July 6, 2011 (the “Credit Agreement”), with JPMorgan Chase Bank, N.A., as administrative agent, L/C issuer and swing line lender, and the lenders party thereto, providing for a $200 million secured revolving credit facility.

On August 31, 2012, the Company increased its borrowing capacity under the Credit Agreement from $200 million to $300 million by exercising the accordion feature in the Credit Agreement pursuant to a Lender Joinder Agreement (the “Accordion Joinder”) with JPMorgan Chase Bank, N.A., as administrative agent, and the lenders party thereto.  Also on August 31, 2012, the Company entered into an Amendment (the “First Amendment”) to the Credit Agreement with the lenders party thereto to provide for (i) access to a new $100 million accordion feature, subject to certain conditions and the willingness of existing or new lenders to assume such increased amount and (ii) greater flexibility in certain of the Company’s covenants under the Credit Agreement.

This summary does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Credit Agreement (included as an exhibit to the Company’s Current Report on Form 8-K dated July 6, 2011), the First Amendment (attached hereto as Exhibit 10.1) and the Accordion Joinder (attached hereto as Exhibit 10.2), each of which is incorporated herein by reference.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

As of August 31, 2012, there were no direct borrowings and approximately $1.2 million in letters of credit outstanding under the Credit Agreement.

Item 9.01.  Financial Statements and Exhibits.

(d)                     Exhibits

10.1	Amendment No. 1 to Credit Agreement dated as of August 31, 2012, among Guess?, Inc. and the lenders party thereto and acknowledged by JPMorgan Chase Bank, N.A., as administrative agent.
10.2	Lender Joinder Agreement dated as of August 31, 2012, among Guess?, Inc., the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Guess?, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 31, 2012

GUESS?, INC.

	By:	/s/ Dennis R. Secor
Dennis R. Secor
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

10.1	Amendment No. 1 to Credit Agreement dated as of August 31, 2012, among Guess?, Inc. and the lenders party thereto and acknowledged by JPMorgan Chase Bank, N.A., as administrative agent.
10.2	Lender Joinder Agreement dated as of August 31, 2012, among Guess?, Inc., the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent.